Emerging Markets Growth Fund, Inc.SM Prospectus Supplement May 1, 2021 (for prospectus dated September 1, 2020, as supplemented to date)

The paragraph referencing “Central Funds” in the “Investment objective, strategies and risks” section of the prospectus is amended to read as follows:

The fund may invest in other funds managed by the investment adviser or its affiliates to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities (“Central Funds”). Shares of Central Funds are only offered for purchase to the fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the fund’s investment adviser and its affiliates. When investing in Central Funds, the fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-467-0521O CGD/10039-S83227

Emerging Markets Growth Fund, Inc.SM Statement of Additional Information Supplement May 1, 2021 (for statement of additional information dated September 1, 2020, as supplemented to date)

The following is added to the section titled “Description of certain securities, investment techniques and risks” of the statement of additional information:

Affiliated investment companies — The fund may purchase shares of another investment company managed by the investment adviser or its affiliates. The risks of owning another investment company are similar to the risks of investing directly in the securities in which that investment company invests. Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. Any investment in another investment company will be consistent with the fund’s objective(s) and applicable regulatory limitations.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-472-0521O CGD/10149-S83232